UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2011 (May 2, 2011)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13105 (Commission File Number)	43-0921172 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-99.1
EX-99.2
EX-99.3

Item 8.01.	Other Events.
On May 2, 2011, Arch Coal, Inc., a Delaware corporation (“Arch”), and International Coal Group, Inc., a Delaware corporation (“ICG”), issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein, announcing a planned tender offer by Atlas Acquisition Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Arch, to purchase all outstanding shares of common stock, par value $0.01 per share, of ICG, to be commenced pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated May 2, 2011, by and among Arch, Merger Sub and ICG.
In addition, on May 2, 2011, Arch provided supplemental information regarding ICG and the transactions contemplated by the Merger Agreement in connection with a presentation to, and a conference call with, analysts and investors. A copy of the presentation is attached as Exhibit 99.2 hereto and is incorporated by reference herein. A transcript of the conference call is attached as Exhibit 99.3 hereto and is incorporated by reference herein.
Additional Information
This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of International Coal Group’s (“ICG”) common stock. The tender offer described herein has not yet been commenced. On the commencement date of the tender offer, an offer to purchase, a letter of transmittal and related documents will be filed with the Securities and Exchange Commission (“SEC”). The solicitation of offers to buy shares of ICG’s common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents. Investors and ICG securityholders are strongly advised to read both the tender offer statement and the solicitation/recommendation statement that will be filed by ICG regarding the tender offer when they become available as they will contain important information. Investors and securityholders may obtain free copies of these statements (when available) and other documents filed with respect to the tender offer at the SEC’s website at www.sec.gov. In addition, copies of the tender offer statement and related materials (when available) may be obtained for free by directing such requests to the information agent for the tender offer or by directing such requests to Arch’s investor and public relations at the phone number below. The solicitation/recommendation statement and related documents (when available) may be obtained by directing such requests to Ross Mazza at the phone number or e-mail address below.
Arch Coal, Inc.
Investor and Public Relations
(314) 994-2897
Ross Mazza
(304) 760-2526
rmazza@intlcoal.com

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Exhibit Name
99.1	Joint press release issued by Arch Coal, Inc. and International Coal Group, Inc., dated May 2, 2011.

99.2	Investor Presentation, dated May 2, 2011.

99.3	Transcript of Conference Call conducted on May 2, 2011.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2011	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit
Number	Description
99.1	Joint press release issued by Arch Coal, Inc. and International Coal Group, Inc., dated May 2, 2011.

99.2	Investor Presentation, dated May 2, 2011.

99.3	Transcript of Conference Call conducted on May 2, 2011.